UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2026

RMX INDUSTRIES, INC.
(Exact name of Company as specified in its charter)

Nevada	333-294940	88-2960484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Ave, Ste. 600, Dallas, TX	92075
(Address of principal executive offices)	(Zip Code)

(866) 706-4276
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

With respect to the private placement offering described below, RMX Industries, Inc. (the “Company”) is filing this Current Report on Form 8-K under Item 1.01, Item 3.02, and Item 9.01 notwithstanding the fact that the Company was not a reporting company under Section 15(d) of the Securities Exchange Act of 1934, as amended, as of April 17, 2026, when the events relating to the private placement offering occurred, because the Company believes the information contained herein is important to investors. The Company became a reporting company on April 20, 2026, when its registration statement on Form S-1 (File No. 333-294940) was declared effective by the Securities and Exchange Commission.

Item 1.01 Entry into a Material Definitive Agreement.

Intellectual Property Purchase Agreement

On May 8, 2026, RMX Industries, Inc. (the “Company”) entered into an intellectual property purchase agreement (the “IP Purchase Agreement”) with Apollo Group Enterprises, LLC (“Apollo”), pursuant to which the Company will acquire all of Apollo’s right, title and interest in and to certain intellectual property assets described therein relating to software platforms (the “IP Assets”) in consideration for issuing Apollo 1,500,000 shares (the “Consideration Shares”) of Class A Common Stock, $0.001 par value per share, of the Company (the “Class A Common Stock”).

Pursuant to the IP Purchase Agreement, the closing shall occur no later than May 17, 2026 (the “Closing”). At the Closing, the Company shall issue the Consideration Shares and Apollo shall deliver title to the IP Assets. The Consideration Shares shall be fully vested at the time of issuance, but shall bear restrictive legends and be subject to a lock-up period of 180 days following such issuance and an additional leak-out period of 180 days following the lock-up period, during which sales of the Consideration Shares shall be limited to no more than 10% of the average daily trading volume per trading day.

The IP Purchase Agreement also contains mutual indemnification provisions with respect to breaches of representations and warranties as well as to any breach or failure to perform any covenant, agreement, or obligation contained therein, and indemnification by Apollo of the Company and its affiliates with respect to certain damages arising from or relating to any excluded asset, any third-party non-frivolous intellectual property right claim existing on or prior to the Closing, and any taxes attributable to the IP Assets for any period ending on or prior to the Closing. In the case of indemnification provided with respect to breaches of certain non-fundamental representations and warranties, the indemnifying party will only become liable for indemnified losses to the extent that the amount exceeds an aggregate threshold of $50,000. However, this threshold limitation does not apply to claims for breaches of certain fundamental representations and warranties, fraud, willful misconduct or intentional misrepresentation by the indemnifying party, excluded assets, or taxes. In addition, the aggregate remedy with respect to any and all indemnifiable losses may in no event exceed the value of the Consideration Shares as of the Closing. However, this remedy limitation does not apply to claims for breaches of certain fundamental representations and warranties, fraud, willful misconduct or intentional misrepresentation by the indemnifying party, excluded assets, or taxes.

The IP Purchase Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and the description above is qualified in its entirety by reference to such exhibit.

Private Placement Offering

On April 17, 2026, the Company conducted a closing of its ongoing private placement offering (the “Offering”) and entered into a subscription agreement (the “Subscription Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell 54.4 units (the “Units”), with each Unit consisting of (i) an unsecured 18% promissory note (the “Note”) and (ii) a five year warrant to purchase shares of Class A Common Stock with an exercise price of $0.50 per share (the “Warrants”). The Warrants are exercisable immediately and may be exercised on a cashless basis.

Each Unit was priced $25,000 and included a Note with an aggregate principal amount of $25,000 and a Warrant to purchase 50,000 shares of Class A Common Stock. The gross proceeds from the Offering were $1,360,000, or up to $2,720,000 if the Warrants are fully exercised for cash, and will be used for working capital and general corporate purposes.

The Notes mature on the earlier of June 30, 2026, or upon the occurrence of a Liquidity Event. A “Liquidity Event” is any of the following: (i) a firm commitment underwritten initial public offering or direct listing of the Class A Common Stock, resulting in a listing of the Class A Common Stock on a national securities exchange, (ii) an acquisition of the Company as a result of a sale of all or substantially all of the capital stock or assets of the Company to any unaffiliated third person, (iii) the merger of the Company with a special purpose acquisition corporation listed on a national securities exchange (a “SPAC”) or a subsidiary of a SPAC, in which transaction the stockholders of the Company own a majority of the equity securities of the SPAC following the closing thereof, or (iv) the consummation of a merger of the Company with a fully reporting public corporation without any significant business activities that is then trading on a national securities exchange.

The Company may prepay the Notes in full at any time with no prepayment penalty. Upon the occurrence of any Event of Default (as defined in the Note), at the option and upon the declaration of the holders of a majority in principal amount of the Notes and upon written notice to the Company, the Notes shall accelerate and all principal and unpaid accrued interest shall become due and payable.

The Subscription Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company, and other obligations of the parties. The representations, warranties and covenants contained in the Subscription Agreement were made only for purposes of such Subscription Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

Forms of the Warrants, the Subscription Agreement, and the Notes are filed as Exhibit 4.1, Exhibit 10.1, and Exhibit 10.2, respectively, to this Current Report on Form 8-K and the descriptions above are qualified in their entirety by reference to such exhibits.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated hereby reference.

The securities that may be issued by the Company under the IP Purchase Agreement and the Subscription Agreement are being offered and sold by the Company in transactions that are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder. In the IP Purchase Agreement and the Subscription Agreement, Apollo and each Investor represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). Accordingly, the offer and sale by the Company of the securities that may be issued and sold under the IP Purchase Agreement and the Subscription Agreement have not been and will not be registered under the Securities Act or any applicable state securities or “Blue Sky” laws and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 7.01 Regulation FD Disclosure.

On May 12, 2026, the Company issued a press release to announce the IP Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release attached hereto, and the statements contained therein, may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Private Placement Investor’s Warrant for January 2026 Private Placement (incorporated by reference to Exhibit 3.9 to Form 1-K filed on February 10, 2026)
10.1	Form of Private Placement Subscription Agreement for January 2026 Private Placement (incorporated by reference to Exhibit 6.62 to Form 1-K filed on February 10, 2026)
10.2	Form of Private Placement 18% Promissory Note for January 2026 Private Placement (incorporated by reference to Exhibit 6.63 to Form 1-K filed on February 10, 2026)
10.3	Intellectual Property Purchase Agreement, dated as of May 8, 2026, by and between RMX Industries, Inc. and Apollo Group Enterprises, LLC
99.1	Press Release dated May 12, 2026
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2026	RMX INDUSTRIES, INC.

/s/ Karl Kit
	Name:	Karl Kit
	Title:	Chief Executive Officer and President